Nikola Corporation Reports Third Quarter 2022 Results

•Produced 75 Nikola Tre BEVs in Coolidge, AZ and delivered 63 to dealers
•Reported revenues of $24.2 million, GAAP net loss per share of $0.54, and non-GAAP net loss per share of $0.28
•Completed purchase of land in Buckeye, AZ for hydrogen production hub
•Signed term sheet for collaboration with E.ON in Europe for hydrogen supply and dispensing infrastructure
•Announced in November the execution of a Purchase Order for 100 Nikola Tre BEVs by Zeem Solutions
•Unveiled the European Tre BEV and Tre FCEV at IAA in Hanover, Germany in September
•Raised $100.5 million in gross proceeds through ATM
•Completed the acquisition of Romeo Power in October

PHOENIX – November 3, 2022 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, today reported financial results for the quarter ended September 30, 2022.

“During the third quarter we continued to produce and deliver Nikola Tre BEVs to dealers and customers,” said Nikola President, Michael Lohscheller. “We also made significant advancements in developing our energy business, announcing our intent to develop access of up to 300 metric-tons per day of hydrogen and up to 60 stations by 2026, and our collaboration with E.ON in Europe.”

Energy Business Announcements

On October 20, we announced our intent to develop access of up to 300 metric-tons per day (TPD) of hydrogen and up to 60 dispensing stations by 2026, and highlighted the potential benefits to our business model from the Inflation Reduction Act. This supply is expected to be supported by the previously announced projects referenced below, which are being developed with our partners.

•Buckeye, AZ Production Hub – phased development up to 150 metric-TPD
•Terre Haute, IN Wabash Valley Resources – 50 metric-TPD
•Crossfield, Alberta TC Energy – 60 metric-TPD
•Clinton County, PA KeyState – 100 metric-TPD

We are negotiating a robust portfolio of hydrogen supply opportunities across North America. Further details will be provided following execution.

On September 29, we acquired a parcel of land in Buckeye, AZ with the intent to build a hydrogen production hub with our partners. We are undergoing zoning and permitting requirements and have ordered long lead-time equipment including electrolyzers and liquefaction equipment.

On August 4, we announced the locations of three hydrogen dispensing stations in California. The stations will be located in Colton, Ontario, and a location servicing the Port of Long Beach. California is a launch market for Nikola and these stations intend to support key customers to help advance the state’s efforts to decarbonize the transport sector.

On September 16, we announced our collaboration with E.ON with the objective to establish hydrogen supply and related infrastructure to meet the demand of customers in Europe. E.ON is one of Europe’s largest operators of energy networks and energy infrastructure. The strategic partnership is expected to offer customers an integrated mobility solution to promote the use of hydrogen. Both parties have signed a term sheet to underpin the collaboration and will be negotiating a definitive agreement to finalize the terms.
Strong Showing at IAA

On September 19, as a part of our joint venture with IVECO, we revealed our European version of the Tre BEV and FCEV beta on the IAA main stage. There was a high level of interest in our FCEVs, which we believe further validates our business plan and the role we will play in the global transition to the hydrogen economy. We plan to begin production of EU version Tre BEVs in the second half of 2023, and EU version Tre FCEVs in the second half of 2024.

Tre FCEV Update

During the third quarter, we continued our FCEV pilot with TTSI and began pilot testing with Walmart. To date the trucks have logged over 9,700 and 5,500 miles respectively. In Q3 we completed six beta trucks. Development testing on the beta trucks has begun at various locations. We expect to complete 17 beta trucks for the full year by the end of Q4.

Tre BEV Update

During the third quarter, we produced 75 Nikola Tre BEVs delivering 63 of those to dealers. We began pilot testing with both SAIA and Walmart logging over 1,600 miles and 2,700 miles to date, respectively. On November 2, we announced Zeem Solutions executed a Purchase Order for 100 Nikola Tre BEVs.

Coolidge, Arizona Manufacturing Facility

In Coolidge, we are currently producing three trucks on one shift and have the capability to produce five trucks per shift. We remain on track to complete the Phase 2 assembly expansion by the end of Q1 2023, at which time our production capacity will be up to 20,000 units per year. Upon completion of Phase 2, the facility will be capable of producing the BEV and FCEV on the same line, in addition to the Bosch Fuel Cell Power Module.

Completed Acquisition of Romeo Power

On October 14, we completed the acquisition of Romeo Power, further solidifying our commitment to transforming the transportation industry.

Third Quarter Financial Highlights

(In thousands, except share and per share data)	Q3 2022	Q3 2021	Q3 2022 YTD	Q3 2021 YTD
Gross loss	$(30,169)	$—	$(58,995)	$—
Loss from operations	$(229,717)	$(271,825)	$(553,257)	$(530,813)
Net loss	$(236,234)	$(267,567)	$(562,172)	$(531,022)
Adjusted EBITDA (1)	$(105,932)	$(85,020)	$(279,430)	$(212,359)
Net loss per share, basic	$(0.54)	$(0.67)	$(1.32)	$(1.34)
Net loss per share, diluted	$(0.54)	$(0.68)	$(1.32)	$(1.35)
Non-GAAP net loss per share, basic(1)	$(0.28)	$(0.22)	$(0.73)	$(0.56)
Non-GAAP net loss per share, diluted(1)	$(0.28)	$(0.22)	$(0.73)	$(0.56)
Weighted-average shares outstanding, basic	438,416,393	400,219,585	426,382,736	395,691,795
Weighted-average shares outstanding, diluted	438,416,393	400,230,669	426,382,736	395,860,876
(1) A reconciliation of the non-GAAP versus GAAP information is provided below in the financial statement tables in this press release.

Webcast and Conference Call Information

Nikola will host a webcast to discuss its third quarter results at 6:30 a.m. Pacific Time (9:30 a.m. Eastern Time) on November 3, 2022. To access the webcast, parties in the United States should follow this link: https://www.webcast-eqs.com/register/nikola20221103/en.

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website at https://nikolamotor.com/investors/news?active=events. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation

Nikola Corporation is globally transforming the transportation industry. As a designer and manufacturer of zero-emission battery-electric and hydrogen-electric vehicles, electric vehicle drivetrains, vehicle components, energy storage systems, and hydrogen station infrastructure, Nikola is driven to revolutionize the economic and environmental impact of commerce as we know it today. Founded in 2015, Nikola Corporation is headquartered in Phoenix, Arizona. For more information, visit our website or Twitter @nikolamotor.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company's future performance and milestones; expected timing of manufacturing facility expansion and production capacity; expectations regarding hydrogen dispensing stations, hydrogen capacity, our joint ventures, and our pilot programs; timing of completion of testing, production, as well as other milestones; the Company’s business outlook; and terms and potential benefits of planned collaborations with strategic partners. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: design and manufacturing changes and delays, including global shortages in parts and materials; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the effects of inflation and COVID-19; the outcome of legal, regulatory and judicial proceedings to which the Company or Romeo is, or may become a party; demand for and customer acceptance of the Company’s trucks; the results of customer pilot testing; the execution and terms of definitive agreements; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s business; the availability of and need for capital; the impact of our recent- acquisition of Romeo; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

This press release references Adjusted EBITDA, non-GAAP net loss, and non-GAAP net loss per share, basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items determined by the Company. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items determined by the Company. Non-GAAP net loss per share basic and diluted is defined as non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Truck sales	$23,853	$—	$41,236	$—
Service and other	388	—	3,026	—
Total revenues	24,241	—	44,262	—
Cost of revenues:
Truck sales	54,080	—	100,861	—
Service and other	330	—	2,396	—
Total cost of revenues	54,410	—	103,257	—
Gross loss	(30,169)	—	(58,995)	—
Operating expenses:
Research and development(1)	66,683	78,896	204,346	201,785
Selling, general, and administrative(1)	132,865	192,929	289,916	329,028
Total operating expenses	199,548	271,825	494,262	530,813
Loss from operations	(229,717)	(271,825)	(553,257)	(530,813)
Other income (expense):
Interest expense, net	(7,735)	(118)	(10,754)	(219)
Revaluation of warrant liability	586	4,467	3,493	2,907
Other income, net	2,617	1,057	4,423	174
Loss before income taxes and equity in net loss of affiliates	(234,249)	(266,419)	(556,095)	(527,951)
Income tax expense	1	1	3	4
Loss before equity in net loss of affiliates	(234,250)	(266,420)	(556,098)	(527,955)
Equity in net loss of affiliates	(1,984)	(1,147)	(6,074)	(3,067)
Net loss	$(236,234)	$(267,567)	$(562,172)	$(531,022)

Net loss per share:
Basic	$(0.54)	$(0.67)	$(1.32)	$(1.34)
Diluted	$(0.54)	$(0.68)	$(1.32)	$(1.35)
Weighted average shares outstanding:
Basic	438,416,393	400,219,585	426,382,736	395,691,795
Diluted	438,416,393	400,230,669	426,382,736	395,860,876

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Research and development	$10,105	$6,418	$28,112	$26,968
Selling, general, and administrative	92,740	42,629	183,102	125,015
Total stock-based compensation expense	$102,845	$49,047	$211,214	$151,983

CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	September 30,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$315,731	$497,241
Restricted cash and cash equivalents	600	—
Accounts receivable, net	37,662	—
Inventory	81,069	11,597
Prepaid expenses and other current assets	51,858	15,891
Total current assets	486,920	524,729
Restricted cash and cash equivalents	87,459	25,000
Long-term deposits	37,161	27,620
Property, plant and equipment, net	365,049	244,377
Intangible assets, net	93,609	97,181
Investment in affiliates	76,505	61,778
Goodwill	5,238	5,238
Other assets	7,484	3,896
Total assets	$1,159,425	$989,819
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$92,511	$86,982
Accrued expenses and other current liabilities	170,707	93,487
Debt and finance lease liabilities, current	14,357	140
Total current liabilities	277,575	180,609
Long-term debt and finance lease liabilities, net of current portion	283,258	25,047
Operating lease liabilities	5,410	2,263
Warrant liability	791	4,284
Other long-term liabilities	28,349	84,033
Deferred tax liabilities, net	13	11
Total liabilities	595,396	296,247
Commitments and contingencies (Note 9)
Stockholders' equity
Preferred stock	—	—
Common stock	46	41
Additional paid-in capital	2,379,191	1,944,341
Accumulated deficit	(1,812,784)	(1,250,612)
Accumulated other comprehensive loss	(2,424)	(198)
Total stockholders' equity	564,029	693,572
Total liabilities and stockholders' equity	$1,159,425	$989,819

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net loss	$(562,172)	$(531,022)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16,472	5,959
Stock-based compensation	211,214	151,983
Non-cash in-kind services	—	40,230
Equity in net loss of affiliates	6,074	3,067
Revaluation of financial instruments	(94)	(3,226)
Issuance of common stock for commitment shares	—	5,564
Inventory write-downs	16,617	—
Non-cash interest expense	8,890	—
Other non-cash activity	476	1,010
Changes in operating assets and liabilities:
Accounts receivable, net	(37,662)	—
Inventory	(97,952)	(3,644)
Prepaid expenses and other current assets	(10,371)	(7,090)
Accounts payable, accrued expenses and other current liabilities	25,128	147,160
Long-term deposits	(8,356)	(4,705)
Other assets	(912)	—
Operating lease liabilities	(416)	—
Other long-term liabilities	1,605	(655)
Net cash used in operating activities	(431,459)	(195,369)
Cash flows from investing activities
Purchases and deposits of property, plant and equipment	(118,436)	(113,680)
Investments in affiliates	(23,027)	(25,000)
Issuance of senior secured note receivable and prepaid acquisition-related consideration	(21,910)	—
Settlement of Second Price Differential	(6,588)	—
Proceeds from sale of equipment	18	200
Net cash used in investing activities	(169,943)	(138,480)
Cash flows from financing activities
Proceeds from the exercise of stock options	1,645	4,194
Proceeds from issuance of shares under the Tumim Purchase Agreements	123,672	72,866
Proceeds from issuance of Convertible Notes, net of discount and issuance costs	183,504	—
Proceeds from issuance of common stock under Equity Distribution Agreement, net of commissions paid	100,512	—
Proceeds from issuance of Collateralized Promissory Notes	54,000	—
Proceeds from issuance of financing obligation, net of issuance costs	44,007	—
Proceeds from insurance premium financing	6,637	—
Repayment of debt and notes	(28,125)	(4,100)
Payment on insurance premium financing	(2,635)	—
Payments on finance lease liabilities and financing obligation	(266)	(759)
Payments for issuance costs	—	(644)
Net cash provided by financing activities	482,951	71,557
Net decrease in cash and cash equivalents, including restricted cash	(118,451)	(262,292)
Cash and cash equivalents, including restricted cash, beginning of period	522,241	849,278
Cash and cash equivalents, including restricted cash, end of period	$403,790	$586,986

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data)
(Unaudited)

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(236,234)	$(267,567)	$(562,172)	$(531,022)
Interest expense, net	7,735	118	10,754	219
Income tax expense	1	1	3	4
Depreciation and amortization	6,796	2,249	16,472	5,959
EBITDA	(221,702)	(265,199)	(534,943)	(524,840)
Stock-based compensation	102,845	49,047	211,214	151,983
Revaluation of financial instruments	(286)	(4,786)	(94)	(3,226)
Equity in net loss of affiliates	1,984	1,147	6,074	3,067
Regulatory and legal matters (1)	11,227	9,771	38,319	35,657
SEC settlement	—	125,000	—	125,000
Adjusted EBITDA	$(105,932)	$(85,020)	$(279,430)	$(212,359)
(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.

Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(236,234)	$(267,567)	$(562,172)	$(531,022)
Stock-based compensation	102,845	49,047	211,214	151,983
Revaluation of financial instruments	(286)	(4,786)	(94)	(3,226)
Regulatory and legal matters(1)	11,227	9,771	38,319	35,657
SEC settlement	—	125,000	—	125,000
Non-GAAP net loss	$(122,448)	$(88,535)	$(312,733)	$(221,608)
Non-GAAP net loss per share:
Basic	$(0.28)	$(0.22)	$(0.73)	$(0.56)
Diluted	$(0.28)	$(0.22)	$(0.73)	$(0.56)
Weighted average shares outstanding:
Basic	438,416,393	400,219,585	426,382,736	395,691,795
Diluted	438,416,393	400,230,669	426,382,736	395,860,876
(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.

INVESTOR INQUIRIES:
investors@nikolamotor.com